UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11710 Plaza America Drive, Suite 2000

Reston, VA 20190

(Address of principal executive offices, including zip code)

(571) 730-1200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Each Exchange on Which Registered:
Common Stock, $0.001 par value	LTBR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, Lightbridge Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on October 27, 2022. At the Annual Meeting, the Company’s stockholders approved an amendment to the Lightbridge Corporation 2020 Omnibus Incentive Plan (the “2020 Plan”). The amendment to the 2020 Plan became effective upon stockholder approval and increased the number of shares that may be issued thereunder from 650,000 shares to 1,100,000 shares, as described under Proposal 3 of the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on August 31, 2022 (the “2022 Proxy Statement”), which description is incorporated herein by reference.

The foregoing description of the amended 2020 Plan is qualified in its entirety by reference to the text of the amended 2020 Plan, which is set forth in Appendix B to the Company’s 2022 Proxy Statement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of common stock from 13,500,000 to 25,000,000. The Company submitted a Certificate of Amendment to the Articles of Incorporation of the Company (the “Amendment”) with the Nevada Secretary of State on October 27, 2022. Following the filing of the Amendment, the Company has the authority to issue up to an aggregate of 25,000,000 shares of common stock. A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting virtually on October 27, 2022. At the Annual Meeting, the Company’s stockholders voted on: (i) the election of six director nominees, (ii) the approval of an amendment to the Articles of Incorporation of the Company to increase the number of authorized shares of common stock from 13,500,000 to 25,000,000, (iii) the approval of an amendment to the 2020 Plan to increase the number of shares of common stock available for issuance thereunder 650,000 to 1,100,000, (iv) ratification of an amendment to the Amended and Restated Bylaws of the Company that provides that the holders of one-third of the outstanding shares of stock constitute a quorum at all meetings of the Company’s stockholders, (v) to approve, on an advisory basis, the compensation of the Company’s named executive officers, and (vi) ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal year 2022. The results of the votes are set forth below.

Proposal No. 1 – Election of Directors

The following nominees were elected as directors by the votes indicated to serve until the Company’s next annual meeting of stockholders, as set forth in the 2022 Proxy Statement:

Nominee	For	Withheld	Broker-Non Vote
Seth Grae	4,663,338	105,998	2,119,185
Thomas Graham, Jr.	4,434,172	335,164	2,119,185
Sweta Chakraborty	4,653,773	115,563	2,119,185
Jesse Funches	4,694,601	74,735	2,119,185
Daniel Magraw	4,390,113	379,223	2,119,185
Mark Tobin	4,663,612	105,724	2,119,185

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Proposal No. 2 – Approval of the Amendment to the Company’s Articles of Incorporation

The proposal to amend the Company’s Articles of Incorporation to increase the authorized shares of common stock from 13,500,000 to 25,000,000 was approved by the stockholders by the following vote:

For	Against	Abstain
5,843,664	877,792	167,065

Proposal No. 3 – Approval of an Amendment to the 2020 Plan

The stockholders approved an amendment to the 2020 Plan to increase the number of shares of common stock available for issuance thereunder from 650,000 to 1,100,000. The voting results were as follows:

For	Against	Abstain	Broker-Non Vote
4,065,104	363,976	340,256	2,119,185

Proposal No. 4 – Ratification of the Amendment to the Company’s Amended and Restated Bylaws

The proposal to ratify an amendment to the Amended and Restated Bylaws of the Company that provides that the holders of one-third of the outstanding shares of stock constitute a quorum at all meetings of the Company’s stockholders was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
4,131,416	535,056	102,864	2,119,185

Proposal No. 5 – Advisory Vote on Executive Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the 2022 Proxy Statement was approved by the stockholders by the following vote:

For	Against	Abstain	Broker-Non Vote
4,073,664	556,985	138,687	2,119,185

Proposal No. 6 – Ratification of Auditors

The proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was approved by the stockholders by the following vote:

For	Against	Abstain
6,777,135	67,045	44,341

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation of Lightbridge Corporation, dated October 27, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE CORPORATION

Dated: October 27, 2022	By:	/s/ Seth Grae
	Name:	Seth Grae
	Title:	President and Chief Executive Officer

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